UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 17, 2007
CDW Corporation

(Exact Name of Registrant as Specified in Its Charter)

Illinois	0-21796	36-3310735

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 N. Milwaukee Ave. Vernon Hills, Illinois	60061

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (847) 465-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
CDW Corporation (“CDW”) hereby furnishes certain information regarding its business which information was prepared in connection with the financing activities related to the proposed acquisition of CDW by VH Holdings, Inc. (the “Merger”) pursuant to a definitive Agreement and Plan of Merger, dated as of May 29, 2007, among CDW, VH Holdings, Inc. and VH MergerSub, Inc. (the “Merger Agreement”). Upon closing of the Merger, VH Holdings, Inc. will be controlled by investment funds affiliated with Madison Dearborn Partners, LLC and Providence Equity Partners Inc.
“Safe Harbor” Statement under Private Securities Litigation Reform Act of 1995
This current report on Form 8-K (this “Current Report”) contains “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes”, “expects”, “may”, “will”, “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates”, “projects” or “anticipates” or similar expressions that concern our strategy, plans or intentions. Any statements made relating to the Merger or to our estimated and projected earnings, margins, cost savings, expenditures, cash flows, growth rates, strategies and financial results are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those that we expected. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results.
Some of the important factors that could cause actual results to differ materially from our expectations are more fully disclosed in our most recent Annual Report on Form 10-K, including, without limitation, in conjunction with the forward-looking statements included in this Current Report. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements. We assume no obligation to publicly update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.
Factors that could cause actual results to differ materially from those expressed or implied in a forward-looking statement may include the following (among others): failure to satisfy closing conditions with respect to the proposed Merger; failure of VH Holdings, Inc. to obtain the necessary financing arrangements to pay the aggregate merger consideration; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure of the proposed Merger to close for any other reason; the amount of the costs, fees, expenses and charges relating to the Merger and the actual terms of financings that will need to be obtained for the Merger; the impact of substantial indebtedness that will need to be incurred to finance the consummation of the Merger; our ability to generate the significant amount of cash needed to service our debt obligations; increases in interest rates; the risk that the benefits from the Merger may not be fully realized or may take longer to realize than expected; changes in general economic conditions in the United States; the costs and effects of legal or administrative proceedings; risks inherent in acquisitions; and other factors described from time to time in documents filed by CDW with the Securities and Exchange Commission.
As provided in General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange

Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. By furnishing this information, we make no admission as to the materiality of any information in this Item 7.01 of this Current Report that is required to be disclosed solely by reason of Regulation FD.
Non-GAAP Financial Measures
The information contained below includes presentations of EBITDA, Adjusted EBITDA, and Pro Forma Adjusted EBITDA, which are supplemental measures of our performance that are not required by, or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). They are not measurements of our financial performance under GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with GAAP or as alternatives to net cash provided by operating activities as measures of our liquidity. EBITDA means net income before provision for income taxes; interest income; and depreciation and amortization expense. “Adjusted EBITDA” is calculated by excluding from EBITDA a litigation settlement associated with the Micro Warehouse transaction, non-cash stock compensation expense, transaction fees, and other adjustments. “Pro Forma Adjusted EBITDA” includes the EBITDA for Berbee Information Networks Corporation (“Berbee”) prior to its acquisition on October 11, 2006 as if CDW owned Berbee.
We believe that EBITDA is frequently used by securities analysts, investors and other interested parties in their supplemental evaluation of companies, many of which present an EBITDA measure when reporting their results. We present Adjusted EBITDA as a supplemental measure to assess our performance because it excludes a certain one-time charge and other items. We present Pro Forma Adjusted EBITDA as a supplemental measure to assess our performance because it reflects the estimated annualized impact of the acquisition of Berbee which was completed in the twelve months ended June 30, 2007 (the “LTM period”).
EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA are not necessarily comparable to other similarly titled financial measures of other companies due to the potential inconsistencies in the method of calculation. EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA have limitations as analytical tools, and should not be considered in isolation or as substitutes for analyzing our results as reported under GAAP. Some of these limitations are:
•	EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs;
•	EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA do not reflect our tax expense or the cash requirements to pay our taxes;
•	EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA do not reflect historical cash expenditures or future requirements for capital expenditures;
•	although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA, Adjusted EBITDA, and Pro Forma Adjusted EBITDA do not reflect any cash requirements for such replacements; and
•	other companies in our industry may calculate EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA differently, limiting their usefulness as comparative measures.
The information contained below includes pro forma information for full year 2006 and the LTM period as if CDW owned Berbee prior to its acquisition in October 2006. This information includes sales, gross profit, operating income, Adjusted EBITDA, and information about capital expenditures. This information is presented to provide additional comparative data for CDW including the impact of this acquisition for these periods, and should not be considered to be an indication of future performance.

($ in millions)

	For FY Ending December 31,		PF LTM
	2005A	2006PF(1)	6/30/2007(1)

Revenue
Corporate Sector	$4,411	$4,514	$4,708
% Growth	7.4%	2.3%	NA
% Total	70.1%	63.4%	62.0%
Public Sector	1,881	2,162	2,343
% Growth	15.2%	15.0%	NA
% Total	29.9%	30.4%	30.9%
Berbee	0	442	539
% Growth	NA	NA	NA
% Total	0.0%	6.2%	7.1%

Total Revenue	$6,292	$7,118	$7,590
% Growth	9.7%	13.1%	NA

Gross Profit	968	1,141	1,210
% Margin	15.4%	16.0%	15.9%

Operating Income
Corporate Sector	$342	$359	$374
% Margin	7.8%	8.0%	7.9%
% Total (pre-Corporate)	75.7%	73.4%	71.4%
Public Sector	110	111	128
% Margin	5.8%	5.1%	5.5%
% Total (pre-Corporate)	24.3%	22.7%	24.4%
Berbee	0	19	22
% Margin	NA	4.3%	4.1%
% Total (pre-Corporate)	0.0%	3.9%	4.2%
Corporate HQ Expense	(29)	(37)	(35)

Total Operating Income (2)	$423	$452	$489
% Margin	6.7%	6.4%	6.4%

PF Adj. EBITDA (3)	439	493	527
% Margin	7.0%	6.9%	6.9%

Normalized Capex (4)	23	53	49
% Margin	0.4%	0.7%	0.6%

Total Capex	49	93	81
% Margin	0.8%	1.3%	1.1%

PF Adj. EBITDA — Normalized Capex	416	440	478
% Margin	6.6%	6.2%	6.3%
% of EBITDA	94.8%	89.2%	90.7%

1.	Berbee was acquired on 10/11/06. Pro forma to include the full period impact of the Berbee acquisition for the year 2006 and last twelve months as of 6/30/07.
2.	Excludes stock compensation expense, Micro Warehouse settlement and transaction fees in the applicable periods.
3.	See following table for reconciliation of 2005, PF 2006 and PF LTM 6/30/07 EBITDA.
4.	Normalized capex excludes capex from the Western distribution center in North Las Vegas in 2005, PF 2006 and PF LTM 6/30/07.

($ in millions)

			PF LTM
	2005	2006	06/30/2007
EBITDA	$439.3	$422.7	$471.6

Adjustments:
Micro Warehouse settlement	—	25.0	25.0
Non-cash stock compensation	—	15.8	12.5
Transaction fees	—	—	8.0
Other adjustments (1)	(0.2)	7.9	1.5

Subtotal	($0.2)	$48.7	$47.0

Adjusted EBITDA	$439.1	$471.4	$518.6

Berbee pre-acquisition EBITDA		21.3	8.7

Pro forma adjusted EBITDA		$492.7	$527.3

1.	Includes accelerated vesting of options, equity compensation payroll taxes, capitalization of cooperative advertising funds, non-recurring severance, incentive program accrual adjustments, and a vendor incentive plan audit reserve reversal.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION
Date: September 17, 2007	By:	/s/ Barbara A. Klein
Barbara A. Klein
Senior Vice President and Chief Financial Officer